Waddell & Reed Advisors Funds

Supplement dated November 25, 2013 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2013

and as supplemented May 2, 2013, October 2, 2013 and October 31, 2013

The following is inserted as a new bullet in the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” section on page 48 of the Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus:

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements

The following is added as a new paragraph after the second paragraph of the “Your Account — Selling Shares — You may reinvest,” section on page 58 of the Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus:

Effective January 1, 2014, proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall revert to the date the redeemed shares were originally purchased.

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